Exhibit 10.2

GUARANTY AND SURETYSHIP AGREEMENT

IN CONSIDERATION of credit granted or to be granted by PNC Bank, National Association ("PNC"), and various other financial institutions from time to time (PNC and such other financial institutions are each, a "Lender" and collectively, the "Lenders"), pursuant to that certain Revolving Credit and Security Agreement, dated of even date herewith, by and among Pac-Van, Inc., an Indiana corporation and each other Borrower party thereto (each a "Debtor" and collectively, the "Debtors"), the Guarantors party thereto, the Lenders, Pac-Van Asset Trust, a Delaware statutory trust and PNC, as administrative and collateral agent for the Lenders (in such capacity, the "Agent") (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), intending to be legally bound hereby, and to induce the Lenders to maintain or extend credit to the Debtors, GFN North America Corp., a Delaware corporation (the "Guarantor"), this 16th day of July, 2010, hereby jointly and severally with each of the other Guarantors (as defined in the Credit Agreement):

1. Becomes an absolute and unconditional guarantor and surety as though it were a primary obligor to the Agent and the Lenders, their respective successors, endorsees and assigns, for (i) the prompt payment and performance when due (whether at maturity, by declaration, acceleration or otherwise) of all Obligations (as defined in the Credit Agreement) including, without limitation, all extensions, modifications, renewals thereof and substitutions therefor, whether absolute or contingent, direct or indirect, matured or unmatured, sole, joint or several, of any nature whatsoever, without regard to the validity, enforceability or regularity thereof including, without limitation, continuing interest thereon in accordance with the terms thereof and all expenses (including any reasonable costs of legal expenses) incurred by the Agent or any Lender in enforcing any rights with regard to or collecting against the Guarantor under this Guaranty and Suretyship Agreement (this "Agreement") and (ii) the due and punctual performance of and/or compliance with all of the terms, conditions and covenants contained in each of the Credit Agreement, the Notes (as defined in the Credit Agreement) and the other Other Documents (as defined in the Credit Agreement) to be performed or complied with by the Debtors and the accuracy of the Debtors' representations and warranties contained in each of the Credit Agreement and the Other Documents (hereinafter collectively referred to as the "Debtor Liabilities"), whether or not such Debtor Liabilities or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable (capitalized terms used in this Agreement that are defined in the Credit Agreement shall have the meanings assigned to them therein unless otherwise defined in this Agreement);

2. Assents to all agreements made or to be made between the Agent or any Lender and any other Person(s) liable, either absolutely or contingently, on any of the Debtor Liabilities, including any and all such agreements made by any Debtor and any co-maker, endorser, pledgor, surety or guarantor (any such Person being hereinafter referred to as an "Obligor"), and further agrees that the Guarantor's liability hereunder shall not be reduced or diminished by such agreements in any way;

3. Consents and agrees that its obligations and liabilities hereunder shall in no way be reduced, limited, waived or released if any other Person or Persons is presently or in the future becomes a surety or guarantor in regard to the Debtor Liabilities or any other liabilities among any Debtor, the Agent and the Lenders;

4. Consents that the Agent and the Lenders may, at their option, without in any way affecting the Guarantor's liability hereunder:  (i) exchange, surrender or release any or all collateral security of any endorsement, guaranty or surety held by the Agent or any Lender for any of the Debtor Liabilities; (ii) renew, extend, modify, supplement, amend, release, alter or compromise the terms of any or all of the Debtor Liabilities; and (iii) waive or fail to perfect the Agent's and the Lenders' rights or remedies against any Debtor or the collateral security for any of the Debtor Liabilities; and

5. Warrants that the address specified on the signature page hereof, immediately below the Guarantor's name, is the Guarantor's true and correct address, and agrees to notify the Agent, in the manner hereinafter specified, within three (3) days after any change in the Guarantor's address.

CONTINUING GUARANTOR.  This Agreement shall be a continuing one and shall continue in full force and effect until (subject to the terms and conditions of the Section of this Agreement entitled Bankruptcy of the Debtors), all Debtor Liabilities and all other amounts payable under the Credit Agreement and the Other Documents have been paid and performed in full, and all commitments to extend credit thereunder have terminated.  Without limiting the generality of the foregoing, the Guarantor hereby irrevocably waives any right to terminate or revoke this Agreement.

EXTENT OF GUARANTOR'S LIABILITY.  This Agreement shall be and it is intended to be an absolute and unconditional guaranty and suretyship for the aggregate of the Debtor Liabilities.  The obligations of the Guarantor under this Agreement, when construed collectively with the obligations of any other Person that becomes a Guarantor in accordance with the terms of the Credit Agreement, are intended to be the joint and several obligations of the Guarantor, and such other Persons that become Guarantors under the Credit Agreement, and this Agreement, when construed in connection with such other Guaranty and Suretyship Agreements, is intended to be an absolute and unconditional guaranty and suretyship for the aggregate of the Debtor Liabilities.

UNCONDITIONAL LIABILITY.  The Guarantor's liability hereunder is absolute and unconditional and shall not be reduced, limited, waived, or released in any way by reason of:  (i) any failure of the Agent or any Lender to obtain, retain, preserve, perfect or enforce any rights against any Person (including without limitation, any Obligor) or in any property securing any or all of the Debtor Liabilities; (ii) the invalidity or irregularity of any such rights that the Agent and the Lenders may attempt to obtain; (iii) any delay in enforcing or any failure to enforce such rights, even if such rights are thereby lost; (iv) any delay in making demand on any Obligor for payment or performance of any or all of the Debtor Liabilities; or (v) from time to time, the payment in full and subsequent incurring of any Debtor Liabilities.

RIGHT OF SET-OFF.  As security for the prompt payment when due of the liabilities of the Guarantor hereunder, the Guarantor hereby grants to the Agent and the Lenders a Lien on all property of the Guarantor now or at any later time in the Agent's or any Lender's possession in any capacity including, but not limited to, any balance or share of any deposit account, or otherwise, now or hereafter owed by the Agent or such Lender from time to time to the Guarantor in any regard or in any capacity, and whether or not then due.  Such Lien shall be independent of any right of set-off which the Agent or any Lender may have.  If any liability of the Guarantor hereunder is not paid to the Agent when due, the Agent and the Lenders may forthwith, at any time and from time to time without notice to the Guarantor, any right to such notice being hereby expressly waived by the Guarantor:  set-off, appropriate and apply against the liabilities of the Guarantor hereunder (i) any and all deposits, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held by the Agent or any Lender, not to exceed the amount then due, as the Agent or such Lender may elect, whether or not the Agent or such Lender shall have made any demand for payment and (ii) any and all moneys owed by the Agent or any Lender to the Guarantor in any capacity, whether or not then due, and whether provisionally or finally credited upon the Agent's and the Lenders' books and records.

WAIVER.  The Guarantor hereby waives all notice with respect to the present existence or future incurrence of any Debtor Liabilities including, but not limited to, the amount, terms and conditions thereof.  The Guarantor hereby consents to the taking of, or failure to take, from time to time, any action of any nature whatsoever permitted by law with respect to the Debtor Liabilities and with respect to any rights against any Person or Persons (including, without limitation, any Obligor), or in any property including, without limitation, any renewals, extensions, modifications, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases, and the Guarantor will remain fully liable hereunder notwithstanding any or all of the foregoing.  The granting of an express written release of the Guarantor's liability hereunder or any other Obligor's liability shall be effective only with respect to the liability hereunder of the Guarantor or Obligor who is specifically so expressly released but shall in no way affect the liability hereunder of the Guarantor or any Obligor not so expressly released.  The dissolution of the Guarantor, or any other Obligor, shall in no way affect the liability hereunder or that of any other Obligor.  The Guarantor hereby expressly waives:  (i) notices of acceptance hereof; (ii) any presentment, demand, protest, notice of default in connection with the Debtor Liabilities, dishonor or notice of dishonor; (iii) any right of indemnification; and (iv) any defense arising by reason of any disability or other defense whatsoever to the liability of any Debtor, or any other circumstance which might otherwise constitute a defense available to, or in discharge of, the Guarantor with respect to its obligations hereunder.

The Guarantor shall have no right of subrogation, contribution, indemnification or other rights to be reimbursed, made whole or otherwise compensated by any other Obligor with respect to any payments made hereunder, until all of the Debtors' obligations to the Agent and the Lenders under the Credit Agreement and the Other Documents are satisfied in full and are not subject to any right of disgorgement.  The Guarantor hereby waives any benefit of and any right to participate in any collateral security now or hereafter held by the Agent and the Lenders or any failure or refusal by the Agent and the Lenders to perfect an interest in any collateral security.

BANKRUPTCY OF THE DEBTORS.  Neither the Guarantor's obligations to make payment in accordance with the terms of this Agreement nor any remedy for the enforcement hereof shall be impaired, modified, changed, released or limited in any manner whatsoever by any Debtor's bankruptcy or by any impairment, modification, change, release or limitation of (i) the liability of any Debtor, any Person assuming the obligations of any Debtor under the Credit Agreement or any of the Other Documents or any Debtor's estate in bankruptcy or (ii) any remedy for the enforcement of the Debtor Liabilities, either of which result from the operation of any present or further provision of any bankruptcy act, law or equitable cause or from the decision of any court.  The Guarantor agrees that to the extent that any Debtor or any other Obligor makes a payment or payments to the Agent or any Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be paid to a trustee, receiver or any other Person under any bankruptcy act, law or equitable cause, then to the extent of such payment, the Debtor Liabilities or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

PAYMENT OF COSTS.  In addition to all other liabilities of the Guarantor hereunder, the Guarantor also agrees to pay to the Agent on demand all costs and expenses (including reasonable attorneys' fees and legal expenses) which may be incurred in the enforcement or collection of the liabilities of the Guarantor hereunder.

PRIMARY LIABILITY OF THE GUARANTOR.  The Guarantor agrees that this Agreement may be enforced by the Agent and the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Credit Agreement and the Other Documents, or any collateral now or hereafter securing the Debtor Liabilities or otherwise, and the Guarantor hereby waives the right to require the Agent and the Lenders to proceed against any other Obligor or to require the Agent and the Lenders to pursue any other remedy or enforce any other right.  The Guarantor further agrees that nothing contained herein shall prevent the Agent and the Lenders from suing on the Credit Agreement and the Other Documents, or any of them, or foreclosing their Lien, if any, on any collateral hereafter securing the Debtor Liabilities or from exercising any other rights available under the Credit Agreement and the Other Documents, or any other instrument of security if neither the Debtors nor the Guarantor timely perform the obligations of the Debtors thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of the obligations of the Guarantor thereunder; it being the purpose and intent of the Guarantor that the obligations of the Guarantor hereunder shall be absolute, independent and unconditional.  Neither the obligations of the Guarantor under this Agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of any Debtor or by reason of the bankruptcy or insolvency of any Debtor. If acceleration of the time for payment of any amount payable by the Debtors is stayed upon the insolvency or bankruptcy of any Debtor, amounts otherwise subject to acceleration under the terms of the Credit Agreement and the Other Documents including, without limitation, interest at the rates set forth in the Credit Agreement occurring after the date of such bankruptcy or insolvency, shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent.  The Guarantor acknowledges that the term "Debtor Liabilities" as used herein includes any payments made by any Debtor to the Agent or any Lender and subsequently recovered by such Debtor or a trustee for such Debtor pursuant to bankruptcy or insolvency proceedings.

ACCELERATION OF THE GUARANTOR'S LIABILITIES.  Upon the occurrence of any of the following events, all of the Debtor Liabilities, at the Agent's and the Lenders' option, shall be deemed to be forthwith due and payable for the purposes of this Agreement and for determining the liability of the Guarantor hereunder, whether or not the Agent and the Lenders have any such rights against any other Obligor, and whether or not the Agent and the Lenders elect to exercise any rights or remedies against any other Person or property including, without limitation, any other Obligor:  (1)  the failure of the Guarantor to perform any covenant or obligation hereunder; or (2) the occurrence of an Event of Default under the Credit Agreement.

RIGHTS OF THE GUARANTOR.  All rights and remedies of the Guarantor against each Debtor or any property of any Debtor or any collateral security for any of the Debtor Liabilities, whether arising by promissory note, subrogation, security agreement, mortgage or otherwise, shall in all respects be and remain subordinate and junior in right of payment and priority to the prior and indefeasible payment in full to the Agent and the Lenders of all Debtor Liabilities and to the priority of the Agent and the Lenders in any property of any Debtor and any collateral security for any of the Debtor Liabilities.  Any amount which may have been paid to the Guarantor on account of any indebtedness of the Debtors to the Guarantor, or on account of any subrogation or other rights of the Guarantor against any Debtor, when all of the Debtor Liabilities shall not have been indefeasibly paid in full, shall be held by the undersigned in trust for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent to be credited and applied upon the Debtor Liabilities, whether matured or unmatured.

NOTICE TO THE AGENT AND THE LENDERS BY THE GUARANTOR.  Any notice to the Agent or any Lender by the Guarantor pursuant to the provisions hereof shall be sent in accordance with the provisions set forth in Section 15.6 of the Credit Agreement.

Notice by the Guarantor shall not, in any way, reduce, diminish or release the liability of any other Obligor.  In the event that this Agreement is preceded or followed by any other guaranty or surety agreement(s) regarding any Debtor or any other Person, all rights granted to the Agent and the Lenders in such agreement(s) shall be deemed to be cumulative and this Agreement shall not, in such event, be deemed to be cancelled, superseded, terminated or in any way limited.

MISCELLANEOUS.  This Agreement shall be binding upon the Guarantor and the Guarantor's successors and assigns, and shall inure to the benefit of the Agent and the Lenders, their respective endorsers, successors and assigns.  If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.  All matters arising hereunder shall be governed by the laws of the State of New York without regard to the conflicts of laws thereof, and the parties hereto agree to the jurisdiction and venue of the federal and state courts located in the County of New York, State of New York with respect to any suit arising in connection herewith.

WAIVER OF TRIAL BY JURY.  THE UNDERSIGNED HEREBY EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND IT WILL NOT AT ANY TIME INSIST UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION ARISING IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER OTHER DOCUMENTS.

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IN WITNESS WHEREOF, the undersigned Guarantor, intending to be legally bound, has executed and delivered this Agreement on the day and year first above written.

WITNESS:	GFN North America Corp. By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary

ACKNOWLEDGMENT

STATE/COMMONWEALTH OF _________________                                                                                                )

)           SS:

COUNTY OF _________________                                                                                     )

On this, the _____ day of July, 2010, before me, a Notary Public, the undersigned officer, personally appeared ___________________, who acknowledged himself/herself to be the ___________________ of GFN North America Corp., a Delaware corporation (the "Company"), and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Company as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

______________________________
Notary Public

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